                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2002
                                                         ----------------

                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                              0-23970                  77-0216135
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                    125 Baylis Road, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188

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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On January 16,  2002,  FalconStor  Software,  Inc.  (the  "Company")
issued a press  release  announcing  that the Company had released an additional
15% of the  original  number  of  shares  of Common  Stock  subject  to  lock-up agreements. The release does not apply to approximately 22.2 million shares held by principal  stockholders.  The text of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

            In addition,  included  with this Form 8-K is a full text of a press release  that the Company  issued on January 14,  2002.  The Company  previously filed a Form 8-K that contained a portion of the January 14, 2002 press release.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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      (c)   Exhibits.
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      99.1        Press release of the Company dated January 16, 2002.

      99.2        Press release of the Company dated January 14, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FALCONSTOR SOFTWARE, INC.

Dated: January 16, 2002                    By: /s/ Jacob Ferng
                                               -----------------------------
                                           Name:  Jacob Ferng
                                           Title: Chief Financial Officer and
                                                  Secretary